UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2018

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 East Armour Boulevard, Kansas City, Missouri	64111
	(Address of principal executive offices)	(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2018, Hostess Brands, Inc. (the "Company") issued a press release announcing financial results for the third quarter ended September 30, 2018, a copy of which is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure

On November 7, 2018, the Company disseminated an investor presentation to be used in connection with the earnings call. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, and Exhibit 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

The Company expressly disclaims any obligation to update or revise any of the information contained in the investor presentation.
The investor presentation is available on the Company’s website located at www.hostessbrands.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release dated November 7, 2018 announcing financial results for the third quarter ended September 30, 2018.
99.2	Investor Presentation of the Company dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

HOSTESS BRANDS, INC.

Date: November 7, 2018	By:	/S/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer